Property and Equipment, net	12 Months Ended
Dec. 31, 2020
Property and Equipment, net
Property and Equipment, net

4. Property and Equipment, Net

Property and equipment, net consist of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Buildings	5,594,482	6,940,154
Machinery and equipment	3,778,753	5,055,601
Leasehold improvements	432,236	599,300
Vehicles	3,367,428	5,591,138
Furniture, office and electric equipment	462,842	619,007
Construction in progress	1,685,622	4,312,932
Total	15,321,363	23,118,132
Accumulated depreciation	(2,850,731)	(4,552,971)
Property and equipment, net	12,470,632	18,565,161

Depreciation expenses were RMB809,005, RMB1,210,040 and RMB1,758,638 for the years ended December 31, 2018, 2019 and 2020, respectively.

As at December 31, 2019 and 2020, the title certificates for certain buildings of the Company with an aggregate net book value of approximately RMB3,144,110 and RMB2,272,711, respectively, had not been obtained.